LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 11, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2014, OF

QS LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50%

Effective on or about May 1, 2015, the following supplements and replaces any information to the contrary in the Summary Prospectus and Prospectus:

Effective on or about May 1, 2015, QS Legg Mason Variable Lifestyle Allocation 50% will be renamed QS Legg Mason Variable Conservative Growth.

Effective on or about May 1, 2015, the sections of the Summary Prospectus and Prospectus titled “Principal investment strategies” are replaced with the following text:

The portfolio is a fund of funds — it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds).

The portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% of the portfolio’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate portfolio assets to any underlying funds in varying amounts in a manner consistent with the portfolio’s investment objective. The portfolio’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements.

The portfolio managers will seek to maintain a level of risk in the portfolio similar to that of the portfolio’s composite benchmark.

The underlying funds have a range of investment styles and focuses. The underlying equity funds may include exposure to any market cap or investment styles including non-traditional investment styles such as managed volatility, long-short or hedged equity and market neutral, among others. The underlying fixed income funds include funds in any sector, region or style, including non-traditional fixed income investment strategies. The fixed income funds may also invest in securities having maturities of any length and any credit quality, including securities rated below investment grade (commonly known as “junk bonds”). The portfolio managers may invest the portfolio’s assets in underlying funds that have a limited performance history.

Effective on or about May 1, 2015, the following text replaces the disclosure in the Prospectus in the section titled “More on the portfolio’s investment strategies, investments and risks,” up to but not including the sub-section titled “More on the investments of the underlying funds”:

The portfolio is a fund of funds — it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds).

The portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% of the portfolio’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate portfolio assets to any underlying funds in varying amounts in a manner consistent with the portfolio’s investment objective. The portfolio’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements.

The portfolio managers will seek to maintain a level of risk in the portfolio similar to that of the portfolio’s composite benchmark.

The underlying funds have a range of investment styles and focuses. The underlying equity funds may include exposure to any market cap or investment styles including non-traditional investment styles such as managed volatility, long-short or hedged equity and market neutral, among others. The underlying fixed income funds include funds in any sector, region or style, including non-traditional fixed income investment strategies. The fixed income funds may also invest in securities having maturities of any length and any credit quality, including securities rated below investment grade (commonly known as “junk bonds”). The portfolio managers may invest the portfolio’s assets in underlying funds that have a limited performance history.

The portfolio invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the portfolio, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the fund purchases Class IS shares, if the underlying fund offers Class IS shares, or Class I shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

The portfolio’s investment strategies may be changed without shareholder approval. The portfolio’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Effective on or about May 1, 2015, the following text is added to the Prospectus in the section titled “More on the portfolio’s investment strategies, investments and risks — Risks of investments in the underlying funds”:

Borrowing risk. Certain borrowings may create an opportunity for increased return but, at the same time, create special risks. Borrowing may make the value of an investment in an underlying fund more volatile and increase the underlying fund’s overall investment exposure. For example, borrowing may exaggerate changes in the net asset value of the underlying fund’s shares and in the return on the underlying fund’s securities holdings. The underlying fund may be required to liquidate fund securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be an expense of the underlying fund and will reduce the value of its shares.

Concentration risk. To the extent an underlying fund’s investments are concentrated, the fund may present more risks than if it were broadly diversified over numerous industries, group of industries, sectors, geographic regions, asset classes, or underlying fund strategies. A downturn in any category in which an underlying fund may be concentrated would have a larger negative impact on the underlying fund than on a fund that does not concentrate its investments.

Counterparty risk. An underlying fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to an underlying fund. In the event of a counterparty default, the underlying fund could experience significant losses.

Dividend-paying stock risk. An underlying fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity-linked notes risk. ELNs are generally subject to the same risks as the foreign equity securities or the basket of foreign securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including the exchange rate fluctuations and a decline in the credit quality off the note’s issuer. ELNs are frequently secured by collateral. If an issuer defaults, an underlying fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers’ creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Exchange-traded notes risk. ETNs are not structured as investment companies and thus are not regulated under the 1940 Act. ETNs may be traded on stock exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but there are no periodic interest payments and principal is not protected. An underlying fund could lose some or the entire amount invested in an ETN.

Hedge fund strategies risk. The underlying funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies. The portfolio may invest in underlying funds employing proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated.

Hedging risk. The decision as to whether and to what extent an underlying fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the underlying fund and the availability of suitable transactions. Accordingly, there can be no assurance that an underlying fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Leveraging risk. The value of your investment may be more volatile if an underlying fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than a fund would otherwise have had. An underlying fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of a fund’s assets.

Long/short strategy risk. While an underlying fund that uses a long/short strategy may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the underlying fund could lose money on both positions, if the portfolio managers of the underlying fund judge the market incorrectly.

Model risk. The investment models employed by the subadviser of an underlying fund may not adequately take into account certain factors and may result in the underlying fund having a lower return than if the underlying fund were managed using another model or investment strategy. In addition, the investment models used by an underlying fund’s subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Undervalued securities risk. An underlying fund may invest in undervalued securities. These investments involve a high degree of financial risk and can result in substantial losses. Returns generated from an underlying fund’s investments may not adequately compensate for the business and financial risks assumed. An underlying fund may make certain speculative investments in securities which its subadviser believes to be undervalued; however, there can be no assurance that the securities purchased will in fact be undervalued. In addition, the underlying fund may be required to hold such securities for a substantial period of time before realizing their anticipated value.

Volatility risk. The value of the securities in an underlying fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect an underlying fund’s net asset value. Although the subadvisers of certain underlying funds employ models that were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities in an underlying fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of an underlying fund.

Effective on or about May 1, 2015, Appendix A to the Prospectus is deleted in its entirety.

Please retain this supplement for future reference.

QSIN112813

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